UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☑ Soliciting Material Pursuant to §240.14a-12.
Lucent Technologies Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box) :

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined) :

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

On May 24, 2006, Lucent Technologies Inc. sent the following information to certain of its employees:

Lucent Portfolio Summary May 23, 2006

Approach Strategic Focus Portfolio & Market Position Customers & Footprint Differentiators

Announcement - Portfolio of the Combined Company Excerpts from April 2, 2006 Communique Customer Assurance LU Portfolio Summary LU Worldwide Services Mobility Convergence/Core Applications Multimedia Network Solutions Optical Access Data Networking Overview of the Contents

Creating First True Global Communications Solutions Provider Leader in Converged Networks & Services* # 1worldwide in wireline* # 2 worldwide in services* Combined CY05 revenues of €21 / $25 billion Presence in all major carriers A leader in IPTV, NGN / IMS & 3G Spread Spectrum (CDMA & UMTS) Unique position in services & integration More diverse geographic mix * Share based on 4Q 2005 * Sources: Dell'Oro, Synergy, In-Stat, Dittberner, Telecom Services # 2 worldwide in mobility*

Comprehensive R&D portfolio leveraging Bell Labs excellence A leading "end-to-end" communication solutions integrator A leader in major areas defining next generation networks A local partner in every region, yet with global reach Long term strategic partner Compelling Benefits For Our Customers Strong Fit will Assure Continued Benefits and Growth in Customer Relationships

Lucent Technologies
Bell Labs Innovations

Leader in All Major High Growth Next Generation Areas

Fixed & Mobile Broadband Access	Optics & Microwave	Converged Edge / Core Networks	Integration & Services
■ IPTV ■ DSL, DLC ■ BPON, GPON ■ CDMA ■ GSM/UMTS ■ TD-SCDMA ■ WiMAX	■ SDH/SONET ■ ROADM ■ WDM ■ Ethernet ■ Submarine ■ Microwave	■ NGN/IMS ■ Fixed/Mobile Convergence ■ Next Gen. Services ■ Next Gen. Applications ■ Fixed Narrowband ■ BB Switch / Routing • *MSWAN* • *IP / Ethernet*	■ Payment Solutions ■ Video Integration Services ■ Mission Critical Services ■ Multi-Vendor Integration ■ Hosted & Managed Services ■ Professional, Deployment, and Maintenance Services ■ Enterprise ■ Satellite

#1 or #2 in Most Key Technologies*

** Dell'Oro, Skylight Research, In-Stat, VDC, Dittberner, Synergy, RHK*

Lucent Technologies - Proprietary
6

LU Portfolio

LU Worldwide Services

LWS Market View Market understanding and acceptance for outsourcing/out-tasking services is increasing Network technical resources inside the carriers/enterprises continues to come under cost pressures Convergence is driving a multi-vendor market Clients moving to next-generation network architectures; OSS/BSS taking center stage Operators seeking to boost IT & data credibility Enterprises merging voice & data within business communications End-users expecting personalized "blended lifestyle services" Many clients seeking end-to-end solutions that integrate best-of- breed products Wireless will remain a catalyst for change Video and Security are game changer applications

LWS Strategic Focus Multi-Vendor Services Repeatable, Robust, End-to-End Solutions Communications Applications Mobility Services Hosted & Managed Services Network Business Consulting IPTV Integration Services Security Services Network Transformation Services

Lucent Technologies
Bell Labs Innovations

Commitment to Worldwide Services

10,000+ network experts	60+ global network, call, and technical centers	30 largest carriers served in 50 countries


CO - Denver, Highlands Ranch
Markham, Ontario
MA - Hyannis, Marlborough, Maynard, Merrimack Valley
NJ - Holmdel, Murray Hill, Whippany
MD - Hunt Valley (TAC), Columbia
CA - Alameda
Phoenix
IL - Lisle
Atlanta
Mexico City
Puerto Rico
Venezuela
Brazil
Argentina
Dublin
Bracknell
Groot-Bijgaarden
Hilversum
Nuremberg
Paris
Alcobendas
Saudi Arabia
India
Beijing
Quingdao
South Korea
Tokyo
Shanghai
Hong Kong
Taiwan
Singapore
Melbourne
Sydney
Hamilton
Call Center
Technical Assistance Center
Global Network Operations Center
Note: Locations may have multiple sites

End-to-End Services Capabilities

- Network Integration
- Multi-Vendor Expertise
- Managed & Hosted Services
- Professional Services
- Deployment & Maintenance

The Network Integrator

Lucent Technologies - Proprietary
11

Commitment to Multi-Vendor Services (I) Lucent Multi-Vendor Services include deployment and maintenance services; professional services; and hosted and managed services related to third-party vendor equipment Why is Lucent committed to Multi-Vendor Services? Customers' reality is multi-vendor - Customers want solutions not technology. Becoming the "Trusted Advisor" gives Lucent the ability to remain relevant day to day and influence future decisions Convergence is really happening (~10% of Yahoo! IM sessions end in phone call) Lucent profitable growth is tied to multi-vendor services - Maintenance services smooth out the ebb and flow of product sales through recurring revenue Evidence of commitment LWS multi-vendor experience spans 1,600 products from 290 vendors The LWS Skills Management System comprises1,589 completed, industry- recognized third-party certifications spanning 57 vendor portfolios, including Alcatel, Ciena, Cisco, EMC, NEC, and Siemens

Commitment to Multi-Vendor Services (II) Evidence of success Financial performance Customer Satisfaction: 24 Customer References Roughly 50% of multi-vendor deployment and maintenance contracts are multi- year (up to 5 years) Possible interrogation: "Will Lucent stop installing and maintaining Juniper equipment?" No. Multi-vendor deployment and maintenance services are core LWS businesses. LWS holds 131 Juniper certifications and will continue to be a Juniper integration partner. 10% Market Partner - reported by Juniper, one of two Fiscal Year 2003A 2004A 2005A LWS Revenue (US$ Million) 1,970 2,044 2,220 Multi-Vendor Services as % of Total LWS Revenue 18% 25% 34%

Commitment to Professional Services (I) Lucent Professional Services include network business consulting; network planning, design & optimization; security & business continuity; network integration; OSS/BSS integration; and application integration services A key offering is Next-Generation Network Transformation Services for 3G/UMTS, VoIP/IMS, and Wi-Fi/WiMAX architectures Why is Lucent committed to Professional Services? LWS growth relies on professional services Evidence of commitment 1,600 professionals deliver planning, design, optimization & integration services, the large majority of which focus on Next-Generation Transformation Services 75+ Certified Information System Security Professionals (CISSP)

Lucent Technologies
Bell Labs Innovations

Commitment to Professional Services (II)

- **Evidence of success**
  - Financial performance

Fiscal Year	2003A	2004A	2005A
LWS Revenue (US$ Million)	**1,970**	**2,044**	**2,220**
Professional Services as % of Total LWS Revenue	**20%**	**25%**	**32%**

  - Customer Satisfaction: 60 Customer References
  - Lucent named the first Silver Certified CWNP (Certified Wireless Network Professionals Program) Solutions Provider – October 2004

- **Possible interrogation: "Will Lucent continue to invest in Wi-Fi Services?"**
  - Absolutely. Lucent has been ramping up its Wi-Fi Services business enabled by relationships with third-party vendors, and will continue to do so. LWS currently has ~30 trained professionals with certifications across BelAir, Pronto, Aruba, Tropos, Enterasys, and Cisco. Lucent has lived up to its commitment operating a Wi-Fi network in Philadelphia since July 2005 (serving over 600 customers). The Wi-Fi market opportunity is significant ($6.5 billion in 2009, over 10% CAGR), and we want to be part of this growth.

Lucent Technologies - Proprietary
15

Commitment to Hosted & Managed Services (I) Lucent Hosted & Managed Services include Hosted Messaging; Hosted VoIP for the Enterprise; Next-Generation Network Lifecycle (NGNL); Managed NOC; Managed Security Services; and Enterprise Network Outsourcing Services Why is Lucent committed to Hosted & Managed Services? Demand for Hosted Services is significant. Hosted Services is a new, very fast-growing market. The Total Addressable Market for Hosted IP PBX and Messaging is expected to reach US$ 2.7 billion by 2009, with 55+% CAGR. There aren't many market opportunities like this. We want to get market share now. We see a growing opportunity in Managed Services with a sizeable market to capture. There has been a gradual move to outsourcing within all carriers, driven by requirements for financial and operational performance, innovation, and time-to-market. In addition, at the macro level, the total services spend is gradually shifting from internal to external spend. This is a major transformation for our industry and we are committed to addressing it. Evidence of commitment We have made, and will continue to make, major investments in NOCs and hosted applications infrastructure. We continue to expand our geographic coverage and the scope of our capabilities. Total Spend $200B $ External Spend $50B Source: Lucent Communication Infrastructure Services 2006 (Service Provider)

Commitment to Hosted & Managed Services (II) Evidence of success Hosted VoIP for Enterprise (Sprint) Hosted Messaging (Choice One) Enterprise Network Outsourcing (Capgemini Energy/TXU) Managed NOC (Pacific Crossing Limited & Fastfiber) Reached milestone of > $1B in Managed Services Contracts over 24-month period Possible interrogation: "How big is the risk that Lucent will exit the Hosted Services business in the long run?" Virtually no risk. Hosted Services drive revenue for Lucent customers and as such they are core to LWS's success and part of Lucent's financial engine. We win as our customers win. Hosted Services represent a major growth opportunity for Lucent if we capture market share quickly. We want to be a player. We want to capture more than our "fair share." Many analysts believe that Hosted VoIP services will have much higher penetration than Centrex ever did. Possible interrogation: "Is Lucent financially strong enough to honor long-term Managed Services contracts?" As the announced merger strengthens Lucent's balance sheet, it will make it more compelling for clients to engage in mid to long term contracts with us.

Commitment to IP Video Services (I) Lucent IP Video Solutions include: A pre-integrated solution based on best-of-breed components and open standards (first to market with MPEG-4) A recently-announced strategic partnership with Telefonica to develop, commercialize, and deploy the "Imagenio" IPTV middleware platform globally Why is Lucent committed to IP Video Services? Getting into video is the No. 1 priority for most incumbent carriers across the globe The IP TV market is expected to reach over $5 billion in 2009 (68% CAGR) Video will be a key component of any future converged network - For Lucent's Mobility business, strength in video is a must Evidence of commitment Large IPTV integration lab Lucent will establish IPTV Research and Development Centers (linked to Bell Labs) in Spain and Brazil Lucent has acquired the ownership and taken responsibility for the "productization" of Telefonica's "Imagenio" IPTV middleware platform

Commitment to IP Video Services (II) Evidence of success LWS will serve as the prime network integrator for Telefonica's end-to-end, multi- vendor IPTV solution (Imagenio) that supports over 250,000 paying subscribers - Telefonica has leadership in terms of number of active, live end-users Possible interrogation: "What IPTV solutions will Lucent be selling?" Through our strategic agreement with Telefonica, we will integrate the "Imagenio" IPTV middleware platform into our portfolio, and market it as part of a Lucent IPTV solution to service providers worldwide. Possible interrogation: "Will LWS continue to be an integrator for any multi-vendor IPTV solution that a client might request?" Yes. LWS works with a broad ecosystem of IPTV vendors to support customers with every aspect of their IPTV multimedia service launch - from the design of the video network, the integration of the multi-vendor solution, to the deployment, maintenance, management, and marketing support. We have invested a lot of time, effort, and money building multi-vendor IPTV integration capabilities and we will remain committed to this business.

The announced merger will strengthen Lucent's financial future. This is a great time to contract with Lucent Worldwide Services! Key Takeaways Lucent's commitment to Services will remain strong Unparalleled Multi-Vendor expertise Leadership in Hosted & Managed Services and Applications Services is a key differentiator for Lucent

Path to Success Fiscal Year 2003A 2004A 2005A LWS Revenue (US$ Million) 1,970 2,044 2,220 YoY Revenue Growth N/A 4% 9% Source: Lucent (*) Can be used as proxy for "Non-Telco" Services LWS Differentiators Bell Labs Innovations Proven Delivery Methodologies Multi-Vendor Expertise Network Expertise Network Business Consulting Global Reach Client Reference Program Hosted Applications Ecosystem

LU Mobility Access Solutions

Mobility Access Solutions Product Integration Philosophy As the world's leader in spread spectrum technology, both our CDMA & UMTS portfolios offer a variety of products, sized to meet the coverage and capacity demands in any deployment. Common Platform for CDMA and UMTS Utilizing a common supply chain and sparing strategy Base stations differ only in their channel elements* CDMA Number One in CDMA - Lucent is here to stay One of the first to deliver CDMA networks First to place 1xEV-DO Rev A call Planned evolution beyond DOrA that provides investment protection UMTS Builds on spread spectrum leadership Delivered the world's first two HSDPA networks Planned evolution and demonstrated evolution to HSUPA-EDCH Innovation Continues with the Base Station Router Won First Place - CTIA Emerging Technology Award Designed to simplify and "flatten" CDMA and UMTS mobile networks Coverage & Capacity Decrease Footprint Efficiencies Maintenance Costs * When deployed at the same frequency

Mobility Access Solutions Current Installed Base and Reference Accounts Lucent is the world's leader in delivering spread spectrum technologies More spread spectrum experience than any other vendor in the world: 142,000* spread-spectrum base stations over 102,000 are 3G enabled deployed worldwide. (*Lucent Internal Data, as of Dec.31, 2005) #1 vendor in CDMA networks with 47.7% share, more than twice as much as the number two player* (DellO'ro Report, Dec.2005). Completed Industry's 1st CDMA EV-DO Rev. A Calls. Significant traction in W-CDMA (UMTS) Delivered the world's first two commercial HSDPA networks HSUPA will be commercialized in the near future.

WiMax Product Integration Philosophy Lucent is committed to the WiMAX technology, Providing solutions in the 802.16d (fixed wireless) standard provided by an OEM agreement with one of the most respected WIMAX vendors in the world. Approach gives Lucent the opportunity to meet every market need whether it is for 3G or WiMAX standards Active in developing standards with the WiMAX Forum Current Installed Base & Reference Accounts Lucent has had success in selling WiMAX through LWS. Moving forward Lucent will promote and support WiMAX as a cost effective and viable broadband wireless access solution Data backhaul DSL alternative.

LU Convergence/Core

Lucent has invested hundreds of millions of dollars in developing an industry leading IMS offering -- Utilizing best in class hardware and software technology, our approach gives Lucent and its customers the unique capability of defining different combinations of software functionality and hardware configuration based on customer business needs, customer capacity and network requirements. Our commercial hardware platforms and modular software architecture offers implementation flexibility and long-term investment protection. Lucent is a clear leader in IMS recognized by industry analysts worldwide -- Our IMS platforms are currently in service with Tier 1 and Tier 2 customers around the world and we are currently deploying complete end-to-end IMS systems with customers including AT&T, BellSouth, Cingular, Sprint and other European Tier 1 carriers which we have not publicly announced. In January 2005 we began to announce the number of IMS trials and customers (39 trials with 11 customers). Since then, we have increased the number of trials each quarter. This past December we reached 77 trials with 16 customers. During that same timeframe, we publicly announced 7 contracts, an initial deployment in China, and an extensive trial with Verizon. Lucent's IMS platforms support tens of millions of subscribers - These platforms are being deployed in wireline and wireless networks around the world with over than 200 million subscribers. In total, the number of global customers with our IMS elements (gateways, controllers, feature servers, VoIP elements, etc.) in their network exceeds 125. Lucent's IMS

Lucent Technologies
Bell Labs Innovations

Market Leadership - Lucent's IMS Portfolio

Differentiators at every level of the network

- Single IMS solution for both wireless and wireline networks
- Bell Labs innovations for delivering service flexibility and data management (Service Broker, SIPAssist, Datagrid, COPS, etc.)
- 3G-Mobile Switching Centre (MSC) built on same platform as IMS session control; (this adds IMS session control to a 3G-MSC via Software)
- Single Network Gateway for all applications (wireless, wireline, access, UMTS, GSM, 3G, etc.); Configurations differ only in software and type of interface card used
- Single Control Platform for session management and can be leveraged to deploy network applications and features (e.g. SCIM function, Telephony Applications, Mobility Management)
- Single Applications Platform (MiLife) for deploying IMS and non-IMS applications, an OSA/Parlay Gateway, and an application development platform for 3rd party vendors



Lucent Technologies - Proprietary

28

Lucent's IMS Scorecard Currently deploying complete end-to-end Commercial IMS systems in AT&T, BellSouth, Cingular, Sprint and other European Tier 1 carriers Media Gateway & Control Platform deployed with over 125 customers Worldwide IMS platforms (Tandem, VoIP, Class-5, 3GMSC, etc.) in Commercial service with Tier 1 and Tier 2 customers around the world Market Penetration January 2005: 39 IMS trials with 11 customers December 2005: 77 trials with 16 customers in December 2005 December 2005: Publicly announced 7 contracts, and an extensive trial with Verizon

LU Applications

Lucent Applications Portfolio The Applications portfolio has a long history of success; originally supported from our Mobility and wireline Applications, Messaging, Converged Billing and Subscriber Data expertise areas. Service Providers continue to count on these solutions, as well as emerging services, to drive usage within their network infrastructure as well as a medium to drive new revenue streams. Applications Solutions further provides value to Service Providers through custom application development and surround services. Lucent has invested heavily in a broad set of applications, enablers and clients, and is committed to continue to provide value to Service Providers. Lucent continues to invest to expand capabilities associated with enablers for increased functionality, and support for new high growth services for operators. Our SurePay enabler (Converged Real-Time Rating and Charging) supports various offerings that extend this solution suite, including Home Zone, Mobile Payment and Parental Control capabilities. The Application Solutions offerings span IMS and pre-IMS network types, and have integrated with many switch types and vendors from MSCs to Softswitches and TDM. Our solutions are also deeply integrated with dozens of back office systems to best meet the needs of our Service providers. Lucent provides a common set of platforms that provide scalability to grow with Service Provider needs with the reliability on which our customers rely. Lucent continues to maintain and warranty products and applications as well as provide a continual investment in the hardware and software lifecycles. Lucent stands ready to continue to meet the needs of our service provider customers.

Lucent Technologies
Bell Labs Innovations

Lucent Applications Portfolio

Entertainment
- MiRingBack
- Jazzy Greetings
- Video Greeting
- Multi-player Gaming

Next Gen Telephony
- VoIP (Hosted/ Managed)
- IP-Centrex*
- IP-PBX*
- Mobile Extensions†
- Dual Mode Service†
- Virtual Private Network (Voice and Data)
- Wireless Office†
- Interactive Media Response
- Interactive Voice Response
- Speech Services

Clients/Devices
- Java / BREW based Applications Client for our emerging applications
- Mobile Bridge†
- WiFi-, Video-, IP-, Soft-Phones; IADs

Messaging
- Unified Messaging Solutions
- Text-Message Service or SMS
- Advertext†
- Short Codes
- Voice/Video Mail
- Voice Notes
- Mobile Messaging†
- Multi-Media Messaging
- Speech Navigation
- Web-Messaging
- Push to E-mail
- Intelligent Media Delivery

Personal Convenience/Security
- iLocator™
- Friend-Finder†
- Directions Finder / Route Planning
- SMS Anti-Spam†
- Fleet Manager

Presence/Location
- Active PhoneBook
- Presence Server
- User Interaction / User Location / User Status
- Event Notification
- Mediation Gateway
- Parlay
- Availability
- Personalization

Real-time Rating / Charging
- SurePay® Solution Suite – Voice / Data
- Prepaid / Postpaid
- Policy Management
- eCommerce
- Mobile Payment†
- Recharge Management System
- Charging Collection Function
- Customer Care System
- Loyalty Management System
- HomeZone / OfficeZone†

Personal Call Mgt
- Lucent Communications Mgr.
- PECaBoo™

Conferencing and Collaboration
- Voice Conferencing
- Video Conferencing
- Push-to-Talk†
- Push-to-Conference†

Subscriber Management
- Unified Subscriber Data Server
- HLR/SDHLR
- HSS
- Authentication, Authorization and Accounting (AAA)†
- Datagrid™
- Data Federation / Data Consolidation

Solution Services
- Hosted / Managed Services
- Network Performance Assessments / Monitoring
- Network Security Assessments / Security Management
- Integration Services
- Custom Application Development

† Wireless only, * Wireline only

Creating Value Through True Convergence™

Lucent Technologies
Bell Labs Innovations

Lucent Applications Solutions
Current Installed Base and Reference Accounts

Lucent has a wide breadth of Application Solutions customers globally, serving both wireless and wireline Tier 1 and Tier 2 Service Providers.

- **Lucent Unified Subscriber Database (USDS)**
  - Currently supports more than 100 million subscribers worldwide
  - Purchased by more than 10 service providers
  - Bell Labs Service Enhancement Layer with integration of Vortex is currently available. Datagrid will be integrated and available with IMS Release 5.0
- **Lucent AnyPath Messaging Suite**
  - Serves more than 70 million subscribers globally
- **SurePay - Converged Real-time Rating and Charging**
  - Supports an installed base of more than 135 million subscribers
  - A single service provider is using SurePay to change and collect on more than 7 billion Euro annually
  - Micro-billing through the SurePay platform available now

Lucent Technologies - Proprietary
33

Lucent Technologies
Bell Labs Innovations

Lucent Applications Solutions
Current Installed Base and Reference Accounts

Americas
North America and CALA

- AT&T
- Alltel
- BellSouth
- Bell Canada
- Cingular
- Cincinnati Bell
- MetroPCS
- Sprint
- Qwest Wireless
- Verizon Wireless
- Telcel
- Telus Mobility
- Brasil Telecom
- Ntelos
- RCC
- Western Wireless
- Andinatel
- VIVO
- MVNO Success
- Choice One

EMEA

- Telecom Italia
- Telefonica, Spain
- Orange, UK
- Mobistar, Belgium
- Arcor, Germany
- Eplus, Germany
- Retevision, Spain
- STC, Saudi Arabia
- Enertel, Netherlands
- Tiscali, Italy
- Vodafone Italy
- Vodafone Portugal
- Meteor, Ireland
- Vega, Slovania
- Centertel, Poland
- Orange, Denmark
- UoS, Spain
- Eircomm
- Telenet
- Mm02 – Isle of Mann
- MVNO Success

Asia Pacific / China

- Unicom, China
- CTC-PHS-Lanzhou
- CTC-PHS-Quanzhou
- CNC-PSTN-Qindao
- Gansu Telecom
- CHT (SG & CCF)
- M1 Singapore
- TML, New Zealand
- KGT, Taiwan
- NCIC, Taiwan
- PT Telkom, Indonesia
- Escotel, India
- BSNL, India
- MTNL, India
- M1 Signapore
- Telecard, Pakistan
- Maxis
- Thai Mobile

Differentiator for Lucent's Next Generation Solutions & Key Component of:

- Mobility / 3G (WCDMA, cdma2000) Solutions
- IMS/Convergence Solutions
- Hosted / Managed / Professional Services Business

LU Multimedia Network Solutions

Delivering Ethernet over optical systems and software backed by the expertise of Lucent Worldwide Services to Essent Kabelcom. The deployment enables new services such as transparent Ethernet Private Lines and Ethernet Private LAN services as well as managed IP services using Lucent's proven Metropolis(r) ADM, AMS, and AMU multiplexers. Creating a service converged platform for Essent Kabelcom Lucent's Proven Capability for Deploying Ethernet and Multimedia Services Lucent Technologies is supplying T-Com with Metropolis(r) AMS multiplexers and Metropolis(r) AM multiplexers with optional SHDSL plug-in cards for connection via copper with an Ethernet network termination unit. The seamless integration of Ethernet traffic over the copper pair and optical fiber in one system means more flexibility for T-Com's customers and makes network operation and network management even more efficient. Enabling Ethernet over Copper for T-Com Deploy and Deliver a converged Ethernet network for Telefonica de Espana in support of multimedia broadband services. Lucent is supplying and integrating the Metropolis(r) DMX family of Ethernet over SONET multiplexers, Riverstone's carrier Ethernet routers with Lucent Stinger(r) Digital Subscriber Line (DSL) access concentrators to aggregate broadband traffic onto a converged Ethernet over SONET Metropolis(r) DMX infrastructure. Deploying a converged Ethernet architecture for Telefonica Lucent will provide COLT Telecom Group plc (COLT) with next-generation Ethernet over SDH solutions for COLT"s evolving range of packet-based services for corporate and SME customers. Delivering advanced Ethernet solutions to COLT Telecom

Deploying Lucent's converged Ethernet solution with Cavalier Telephone to enable their "Triple Play" offering including local and long distance phone service, high speed DSL Internet access and broadband IPTV. The solution is based on Lucent's Metropolis(r) DMX portfolio that supports the delivery of very high- quality video over Cavalier's existing metropolitan fiber optic network. Deploying broadband triple-play for Cavalier Telephone Deploying Lucent's converged Ethernet-over-SONET solution with Great Works Internet (GWI) to support the growing demands for advanced broadband services including VoIP and video. The Lucent solution includes the Lucent Metropolis(r) DMX and DMXtend family that enables GWI to provide carrier grade redundancy for voice, video and next-generation data services to residential, enterprise and service provider customers. Delivering our Converged Ethernet Transport Solution for Great Works Internet Lucent's Proven Capability Deploying Ethernet and Multimedia Services

Lucent Technologies
Bell Labs Innovations

Lucent's Proven Capability Today for IP Video Service Delivery

Executing our IP Video solution for **Telefonica**	Deploying a converged IP Video/Data solution to enable **Broadcast TV, VoD and Internet access** over DSL as part of network integration support. IP Video deployed over existing Stinger IP DSLAM – 70,000 video subs to date – 250,000 by YE 2005.
Deploying broadband triple-play for **Major European Service Provider**	**Deploying broadband triple play services**. Customers expect to use the network to **offer IPTV/ Video services in the future.** Integrating MSFT Video **D-Server** on Stinger/MSAN platform as a blade.
Deploying a hosted FTTN architecture for **Bell Canada**	With Bell Canada, **deploying hosted DSLAM architecture** to extend DSL within 1 km of the customer cost-effectively.
Enabled deployment for **SaskTel**	**Built infrastructure to deliver** interactive video services currently reaching **42,000 subscribers**.
Current trials and viability testing for **global service providers**	Using Lucent's **next-generation lab capabilities, demonstrated the viability** of a proposed video solution as part of a planning, design and optimization effort. Many Tier 1 global providers in progress.











Lucent Technologies - Proprietary
38

Lucent Technologies
Bell Labs Innovations

Lucent's Proven Capability in Wireless Backhaul Deployments

Leading Wireless Service Provider

CBX 3500 for multiservice/IP Backhaul, Metropolis ADM Universal, LambdaUnite for backbone transport.



Major North American Service Provider

DMX IP Backhaul and for inter MSC transport, Juniper M40E, Riverstone 8600 Backhaul.



Major North American Wireless Provider

DMX and LambdaUnite for cell site aggregation and backhaul, Juniper M10i for EVDO, Riverstone 3100 for Ethernet aggregation to RNC.



VIVO Brazil

Riverstone Networks (Now part of Lucent) providing Ethernet infrastructure, support backhaul of data traffic from 3G base stations. Juniper M-series multiservice routing platforms aggregate traffic from multiple base stations.



Lucent Technologies - Proprietary
39

Lucent Technologies
Bell Labs Innovations

Multimedia Network Solutions
Optical Networking Portfolio

Core



LambdaXtreme™ Transport
WaveStar® OLS 1.6T (400G/800G)

- Long Haul DWDM – More than 100 customers
- More than 9,000 nodes deployed
- Major customers include Verizon, NTT, JT, KT, DTAG, Telia, Telefonica, Telecom Italia, British Telecom, AT&T

Metro Core



LambdaUnite® MSS

- MSSP (OXC) - More than 35 customers worldwide
- More than 1,000 systems deployed
- Major customers include Verizon, Deutsche Telekom, Telefonica, China Unicom, and Jiangsu Telecom



Metropolis® EON
Metropolis® WSM

- Metro DWDM - More than 100 customers
- More than 11,000 nodes
- Major customers include Verizon, DACOM and Arcor

Metro Access & Edge



Metropolis® DMX
Metropolis® DMXtend
Metropolis® DMXplore

- MSPP (Next Gen SONET) - More than 100 customers
- More than 12,000 systems deployed
- Major customers include Verizon, AT&T, BellSouth, Cavalier and 10 ICOs



Metropolis® ADM Universal & ADM Compact
Metropolis® AM/AMS/AMU

- MSPP (Next Gen SDH) - More than 100 customers
- More than 61,000 systems shipped
- Major customers include Deutsche Telekom, Telefonica, France Telecom, Polkomtel, and multiple Chinese customers

NMS



Navis™ OMS

- Element/Domain Management - More than 30 customers
- Major customers include AT&T, BellSouth, Verizon, Telecom Italia, Vodafone, multiple Chinese customers

77% of 2006 sales to customers deploying multiple Lucent optical products

40

Multimedia Network Solutions
Broadband Solutions Portfolio

Portfolio supported by Lucent EMF

Stinger® Portfolio



- Field-proven IPTV Deployments
- Advanced Ethernet: VLAN bridging, stacking and aggregation; service-oriented VLANs.
- Advanced IP: bridged IP routing, routed VLANs; IGMP proxy, PIM-SM; OSPF; DHCP
- Advanced QoS: L2-L4 classification and marking, 4 queues at all congestion points, by IEEE 802.1p, TOS, DSCP bits.

AnyMedia® Portfolio



- Industry-leading VoIP LAG
- Deployed all regions for POTS, ISDN, xDSL migration
- H.248 & SIP call control.
- Interop with wide array of softswitches.
- Integrates with Lucent EMF for seamless, efficient operations

CellPipe® Portfolio



- Interoperability with Stinger and AnyMedia
- Bridges, modems, routers, IADs, home gateways
- ADSL, ADSL2+, VDSL2 support
- IP/Ethernet and ATM support

Lucent Technologies - Proprietary

41

Multimedia Network Solutions
Data Networking Portfolio

Market Leading Products and Solutions



CBX 3500 CBX 500 GX 550

- Leading Multiservice Switches
- Scale profitable ATM, FR, PL/TDM services
- Add new IP/MPLS and Ethernet services
- Superior operational integration and operations



Riverstone 15000 family · RS 38000 · RS 8000 /8600 · RS 1x00 /3x00

- Generate more revenue with new Ethernet Services.
- Optimize existing Optical and Data networks by adding cost-efficient Ethernet sites.
- Evolve to a Converged Ethernet network



PSAX Family

- Multiservice Access Media Gateways
- Reliable, robust multiservice platforms with voice capabilities
- Mobility backhaul and voice gateway applications
- Scalable solutions with low cost of ownership



M-series E-series

- IP/MPLS Edge Routers and IP Services
- Enable new revenue generating services – VPNs, IP Centrex, Enhanced DSL
- High-speed Packet and ATM interfaces



T-series M320

- Market-leading Core IP/MPLS Routers support multiple services
- Superior performance and density for IP/MPLS core applications

Lucent Technologies - Proprietary

42

Lucent Technologies
Bell Labs Innovations

Multimedia Network Solutions:
Optical Networking Portfolio - Integration

Lucent's Optical portfolio provides interworking and compatibility at the interface, operations, and services levels between our MSPP, OXC, and DWDM products as well as with other Lucent products within and outside of MNS to enable our customers to provide cost-effective and more flexible service offerings, particularly in the areas of IPTV, End-to-end Ethernet, and Transport for Wireless Operators (Backhaul).

- **Cross portfolio support for Ethernet interfaces and transport to enable optical/data convergence for services such as end-end Ethernet and IPTV/triple play**
- **Compatible optics between OXC and DWDM products to lower network costs and simplify operations**
- **Control plane (ONNS, ASON, GMPLS) capabilities across OXC and DWDM products to enable unified rapid end-end service provisioning**
- **Industry-leading common implementation of 40G interfaces on LambdaUnite and LambdaXtreme, shared asset being used across the portfolio including our next generation multi-service platform**

Lucent Technologies - Proprietary
43

Multimedia Network Solutions: Optical Networking Portfolio - Integration Standards compliance to ensure interoperability and seamless transitions as newer technologies replace older ones (e.g. ADM evolution to MSPP) Utilizing broader MNS technology into our optical portfolio as we apply Riverstone assets to our next generation multi-service platform Utilizing Optical capabilities into the Lucent IMS offering to support RACF functionality as well as wireline/wireless services transport Multi-product, multi-vendor "Domain Manager" element management system supporting multiple Lucent platforms as well as other vendor platforms in customer solution networks, common platform across Optical and Data portfolio A heritage of customer support throughout the life cycle of our portfolio

Lucent Technologies
Bell Labs Innovations

Multimedia Network Solutions
Broadband Solutions Portfolio - Integration

Lucent Broadband Solutions portfolio is integral in delivering blended lifestyle services with its Stinger and AnyMedia platforms. Enablers of Ethernet-based triple play services in the IPTV/IP Multimedia Solution and cost effective migration from POTS to VoIP and next generation broadband services in the Circuit Voice Migration Solution.

AnyMedia

- **Is a leading DLC and is deployed extensively with Lucent's 5ESS switches for voice applications, around the world**
- **Has evolved to operate as a state-of-the-art, high density IP Line Access Gateway (LAG) that forms an integral, important part of Lucent's NGN voice IMS portfolio**

Stinger

- **Is deployed together with Lucent's Ethernet switch portfolio (previously Riverstone Networks) in many of the leading triple play/IPTV network deployments around the world**
- **Has been previously integrated with the leading carrier-grade IPTV middleware platform that supports hundreds of thousands of IPTV customers today. This middleware has recently been acquired by Lucent with a commitment to evolve the solution to provide novel, market-leading IPTV and IMS/IPTV blended services.**

CellPipe

- **CPE portfolio provides full interoperability with Stinger and AnyMedia for complete end-to-end IPTV/IP Multimedia and Circuit Voice Migration solutions**

Navis

- **Stinger and AnyMedia use an EMS that is a part of the Navis family of element and network management products – which are widely deployed by the world's leading operators.**

Lucent Technologies - Proprietary
45

Multimedia Network Solutions: Data Networking Portfolio - Integration Lucent delivers a full and robust suite of data networking products through combination of organically developed products and partnerships with industry leaders Providing a means to evolve from legacy environments to next generation carrier class converged transport networks Scalable, reliable, flexible solutions Continued cost savings, rapid new service generation Lucent enables and enhances important applications including Converged Ethernet Transport Solutions, Transport for Mobility Operators, IPTV Ethernet interfaces on existing CBX3500 and PSAX platforms enable profitable new Ethernet services Efficient aggregation of cell and data traffic for mobility backhaul applications eliminates need for expensive leased lines High capacity interfaces for seamless connections across next generation SONET/SDH portfolio Scalable Riverstone Ethernet switching platforms for high density, cost effective aggregation and support for Carrier Ethernet transport networks Best in class, widely deployed Juniper IP/MPLS routers for high capacity, high performance core network transport Complementary Ethernet access products via partnerships with WWP and MRV

Multimedia Network Solutions: Data Networking - Market Traction

Lucent Technologies
Bell Labs Innovations

- **Lucent's data networking products are installed in the world's largest, most complex networks**
- **Key to delivering billions of dollars in services revenues to our customers**
- **Multi-service Switching products – CSD and PSAX:**
  - More than 50,000 switches deployed worldwide
  - Excellent position in North America, strong sales and market presence in every other region of the world
    - Customers include BellSouth, AT&T/SBC, Verizon, Cingular, Deutsche Telekom, Vodafone, TelMex, China Unicom. . .
  - CBX3500 and PSAX products experienced particular success in mobility backhaul applications
    - European customers include Vodafone Italy, mm02, others
- **Recent acquisition of Riverstone Networks provides industry leading Carrier Ethernet platforms and solutions, flexible suite of products for fast growing market segment (announced win at Telefonica Spain)**
- **Continued successful partnership with Juniper Networks to deliver best in class IP/MPLS networking solutions to customers worldwide:**
  - British Telecom 21st Century Networks, KPN, Sprint, Verizon Wireless, DT, Sviaz

SAFE HARBOR FOR FORWARD LOOKING STATEMENTS AND OTHER IMPORTANT INFORMATION This presentation and other employee communications material contain statements regarding the proposed transaction between Lucent and Alcatel, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the proposed transaction and other statements about Lucent and Alcatel's managements' future expectations, beliefs, goals, plans or prospects that are based on current expectations, estimates, forecasts and projections about Lucent and Alcatel and the combined company, as well as Lucent's and Alcatel's and the combined company's future performance and the industries in which Lucent and Alcatel operate and the combined company will operate, in addition to managements' assumptions. These statements constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical facts. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. These risks and uncertainties are based upon a number of important factors including, among others: the ability to consummate the proposed transaction; difficulties and delays in obtaining regulatory approvals for the proposed transaction; difficulties and delays in achieving synergies and cost savings; potential difficulties in meeting conditions set forth in the definitive merger agreement entered into by Lucent and Alcatel; fluctuations in the telecommunications market; the pricing, cost and other risks inherent in long-term sales agreements; exposure to the credit risk of customers; reliance on a limited number of contract manufacturers to supply products we sell; the social, political and economic risks of our respective global operations; the costs and risks associated with pension and postretirement benefit obligations; the complexity of products sold; changes to existing regulations or technical standards; existing and future litigation; difficulties and costs in protecting intellectual property rights and exposure to infringement claims by others; and compliance with environmental, health and safety laws. For a more complete list and description of such risks and uncertainties, refer to Lucent's annual report on Form 10-K for the year ended September 30, 2005 and quarterly reports on Form 10-Q for the periods ended December 31, 2005 and March 31, 2006 and Alcatel's annual report on Form 20-F for the year ended December 31, 2005 as well as other filings by Lucent and Alcatel with the U.S. Securities and Exchange Commission (the "SEC"). Except as required under the U.S. federal securities laws and the rules and regulations of the SEC, Lucent and Alcatel disclaim any intention or obligation to update any forward-looking statements after the distribution of this presentaiton and other employee communications material, whether as a result of new information, future events, developments, changes in assumptions or otherwise. IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC In connection with the proposed transaction between Lucent and Alcatel, Alcatel has filed a registration statement on Form F-4 (File no. 33-133919) (the "Form F-4") to register the Alcatel ordinary shares underlying the Alcatel American Depositary Shares ("ADS") to be issued in the proposed transaction. Alcatel and Lucent have also filed, and intend to continue to file, additional relevant materials with the SEC, including a registration statement on Form F-6 (the "Form F-6" and together with the Form F-4, the "Registration Statements") to register the Alcatel ADSs to be issued in the proposed transaction. The Registration Statements and the related proxy statement/prospectus contain and will contain important information about Lucent, Alcatel, the proposed transaction and related matters. Investors and security holders are urged to read the Registration Statements and the related proxy statement/prospectus carefully, and any other relevant documents filed with the SEC, including all amendments, because they contain important information. Investors and security holders may obtain free copies of the documents filed with the SEC by Lucent and Alcatel (including the Form F-4 and, when filed, the Form F-6) through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of materials filed with the SEC by Lucent and Alcatel (including the Form F-4 and, when filed, the Form F-6) by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582- 8500 and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1- 40-76-10-10.Lucent and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Form F-4 (and will be included in the definitive proxy statement/prospectus for the proposed transaction). Additional information regarding these directors and executive officers is also included in Lucent's proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on or about January 3, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Lucent by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500.Alcatel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Form F-4 (and will be included in the definitive proxy statement/prospectus for the proposed transaction). Additional information regarding these directors and executive officers is also included in Alcatel's annual report on Form 20-F filed with the SEC on March 31, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.